Exhibit 99.2

October 29, 2018 Management Presentation Third Quarter 2018 Results

1 FORWARD LOOKING STATEMENTS & OTHER INFORMATION This presentation contains forward - looking statements . Statements in this presentation that are not historical facts, including without limitation statements about the Company’s beliefs and expectations, earnings guidance, recent business and economic trends, potential acquisitions, and estimates of amounts for redeemable noncontrolling interests and deferred acquisition consideration, constitute forward - looking statements . Words such as “estimates”, “expects”, “contemplates”, “will”, “anticipates”, “projects”, “plans”, “intends”, “believes”, “forecasts”, “may”, “should”, and variations of such words or similar expressions are intended to identify forward - looking statements . These statements are based on current plans, estimates and projections, and are subject to change based on a number of factors, including those outlined below . Forward - looking statements speak only as of the date they are made, and the Company undertakes no obligation to update publicly any of them in light of new information or future events, if any . Forward - looking statements involve inherent risks and uncertainties . A number of important factors could cause actual results to differ materially from those contained in any forward - looking statements . Such risk factors include, but are not limited to, the following : • uncertainty as to whether any strategic alternative will be pursued or, if pursued, consummated ; uncertainty as to the terms, value and timing of any such strategic alternative ; and the impact of any actions related to the strategic review process and/or any strategic alternative on the Company’s securities or its business ; • risks associated with severe effects of international, national and regional economic conditions ; • the Company’s ability to attract new clients and retain existing clients; • the spending patterns and financial success of the Company’s clients; • the Company’s ability to retain and attract key employees; • the Company’s ability to remain in compliance with its debt agreements and the Company’s ability to finance its contingent pa yme nt obligations when due and payable, including but not limited to those relating to redeemable noncontrolling interests and deferred acquisition consideration; • the successful completion and integration of acquisitions which complement and expand the Company’s business capabilities, an d t he potential impact of one or more asset sales; • foreign currency fluctuations; and • risks associated with the ongoing DOJ investigation of the historical production bidding practices at one of the Company’s su bsi diaries. Investors should carefully consider these risk factors and the additional risk factors outlined in more detail in the Company’s 2017 Annual Report on Form 10 - K under the caption “Risk Factors”, and in the Company’s other SEC filings .

2 SUMMARY » Revenue stabilized with improved organic revenue growth; Company expect to achieve positive organic revenue growth for remainder of 2018 » Year - to - date Adjusted EBITDA impacted by the cost of implementing new accounting rules, as well as restructuring - related severance and real estate consolidation expenses; cost structure to meaningfully benefit going into 2019 » LionTree Advisors and JPMorgan hired to advise Company on a review of strategic alternatives to maximize shareholder value; Board continues to work with SpencerStuart to identify successor CEO » Company is withdrawing Adjusted EBITDA margin guidance for remainder of 2018 as it accelerates planned strategy to restructure costs with a focus on increased profitability and cash generation in 2019 » In lieu of Adjusted EBITDA margin guidance, the Company is providing additional commentary with respect to “Covenant EBITDA” as defined under senior secured credit facility; Expects to complete FY2018 with approx. $200 million of Covenant EBITDA Note: See appendix for definitions of non - GAAP measures

3 » Adopted ASC 606 effective January 1, 2018 using the Modified Retrospective Method, therefore reported results are not comparable with the prior period (which continues to be reported under ASC 605). See slide 6 for a reconciliation. » Revenue of $375.8 million is flat versus $375.8 million (as reported under ASC 605) in 3Q 2017; excluding the impact of the adoption of ASC 606, revenue was $384.0 million, or +2.2% » Organic revenue increased 1.5%, including a 190 basis - point benefit from billable pass - through costs » Net loss attributable to MDC Partners common shareholders of $18.2 million versus net income of $14.1 million (as reported under ASC 605); excluding the impact of the adoption of ASC 606, Net loss attributable to MDC Partners common shareholders was $22.9 million » Adjusted EBITDA of $59.8 million versus $53.8 million (as reported under ASC 605); excluding the impact of the adoption of ASC 606, Adjusted EBITDA was $53.9 million. » Net new business wins of $12.7 million THIRD QUARTER 2018 FINANCIAL HIGHLIGHTS Note: See appendix for definitions of non - GAAP measures

4 » Adopted ASC 606 effective January 1, 2018 using the Modified Retrospective Method, therefore reported results are not comparable with the prior period (which continues to be reported under ASC 605). See slide 6 for a reconciliation. » Revenue of $1.083 billion versus $1.111 billion (as reported under ASC 605), a decline of 2.6%; excluding the impact of the adoption of ASC 606, revenue was $1.122 billion, or +1.0% » Organic revenue increased 0.2%, including a 165 basis points benefit from higher billable pass - through costs » Net loss attributable to MDC Partners common shareholders of $48.3 million versus net income of $13.0 million (as reported under ASC 605); excluding the impact of the adoption of ASC 606, Net loss attributable to MDC Partners common shareholders was $54.4 million » Adjusted EBITDA of $110.6 million versus $136.6 million (as reported under ASC 605); excluding the impact of the adoption of ASC 606, Adjusted EBITDA was $101.7 million. » Net new business wins of $49.7 million NINE MONTHS 2018 FINANCIAL HIGHLIGHTS Note: See appendix for definitions of non - GAAP measures

5 CONSOLIDATED REVENUE AND EARNINGS 1 Effective January 1, 2018, we adopted ASC Topic 606, “Revenue from Contracts with Customers” (ASC 606). As a result, comparat ive prior periods have not been adjusted and continue to be reported under ASC 605 "Revenue Recognition" (ASC 605). For the three months ended September 30, 2018, the adoption of ASC 6 06 reduced revenue by $8.2 million, increased operating profit by $6.0 million, and increased Net income attributable to MDC Partners common shareholders by $4.7 million, or $0.08 p er share. For the nine months ended September 30, 2018, the adoption of ASC 606 reduced revenue by $39.2 million, increased operating profit by $8.9 million, and decreased Net loss attr ibu table to MDC Partners common shareholders by $6.1 million, or $0.10 per share. As required, we have provided a reconciliation of the current presentation under ASC 606 to the prior presen tat ion under ASC 605 on page 6 of this presentation. Note: Actuals may not foot due to rounding. (US$ in millions, except percentages) 2018 (1) 2017 2018 (1) 2017 Revenue 375.8$ 375.8$ 0.0% 1,082.5$ 1,111.0$ (2.6) % Operating expenses Cost of services sold 238.7 249.4 (4.3) % 735.1 754.8 (2.6) % Office and general expenses 102.4 77.9 31.4% 270.1 251.3 7.5 % Depreciation and amortization 11.1 11.3 (1.0) % 35.2 32.9 7.0 % Other asset impairment 21.0 - NM % 23.3 - NM % Operating profit 2.6 37.2 (93.0) % 18.8 72.0 (73.9) % Foreign exchange income (loss) 3.3 9.9 (9.9) 18.8 Other, net 0.2 (1.3) 1.2 (1.0) Interest expense and finance charges (17.1) (16.3) (50.0) (48.3) Income tax benefit (expense) (3.0) (9.0) 3.4 (17.7) Equity in earnings (losses) of non-consolidated affiliates 0.3 1.4 0.4 1.9 Net income (loss) (13.7) 22.0 (36.2) 25.8 Net income attributable to non-controlling interests (2.5) (3.5) (5.9) (6.6) Accretion on and net income allocated to convertible preference shares (2.1) (4.4) (6.2) (6.1) Net income (loss) attributable to MDC Partners Inc. common shareholders (18.2)$ 14.1$ (48.3)$ 13.0$ Three Months Ended September 30, Nine Months Ended September 30, % Change % Change

6 IMPACT OF ADOPTION OF ASC 606 ON REPORTED RESULTS 1 Adjusted EBITDA is a non - GAAP measure. See appendix for the definition. 2 The above table summarizes the impact of the adoption of ASC 606 on our US GAAP and non - GAAP performance metrics. Note: Actuals may not foot due to rounding. (US$ in millions, except percentages) Adjusted to Adjusted to Exclude Impact of Exclude Impact of As Reported Adjustments Adoption of ASC 606 As Reported Adjustments Adoption of ASC 606 Revenue 375.8$ 8.2$ 384.0$ 1,082.5$ 39.2$ 1,121.7$ Costs of services sold 238.7 14.1 252.8 735.1 48.1 783.2 Operating profit (loss) 2.6 (6.0) (3.3) 18.8 (8.9) 9.9 Net income (loss) attributable to MDC Partners, Inc. common shareholders (18.2) (4.7) (22.9) (48.3) (6.1) (54.4) Income (loss) per common share - basic and diluted (0.32) (0.08) (0.40) (0.85) (0.10) (0.95) Organic revenue growth 1.5% - 1.5% 0.2% - 0.2% Adjusted EBITDA (1) 59.8$ (6.0)$ 53.9$ 110.6$ (8.9)$ 101.7$ margin 15.9% 14.0% 10.2% 9.1% Three Months Ended September 30, 2018 Nine Months Ended September 30, 2018

7 » Organic revenue growth of +1.5%, including a 190 basis point benefit from billable pass - through costs incurred on clients’ behalf » Organic revenue improved sequentially on both a reported basis and excluding the impact from billable pass - through costs REVENUE SUMMARY 1 Impact of adoption of ASC 606: In accordance with the adoption of ASC 606, we were required to change certain aspects of our rev enue recognition accounting policy as it relates to performance incentives, retainer fees, and certain third - party pass - through and out - of - pocket costs. Under the prior guidelines, performance incentives were recognized in revenue when specific quantitative goals were achieved, or when the Company's performance against qualitative goals was determined by the client. Under ASC 606, the Company now estimates the amount of the incentive that will be earned at the inception and throughout the term of the contract. Additionally, previously, fees for non - refundable retainers were generally recognized on a straight - line basis over the term of the specific customer arrangement. Under ASC 606, an input method is typically used to measure progress and recognize revenue for these types of arrangements. Finally, the adoption of ASC 606 resulted in certain client arrangements previously being accounted for as prin cip al, now being accounted for as agent. In these instances, certain third - party pass - through and out - of - pocket costs which were billed to clients in connection with services being provided, are no longer included in revenue and t her efore the revenue recorded is equal to the net amount retained. Note: Actuals may not foot due to rounding. (US$ in millions, except percentages) Revenue $ % Change Revenue $ % Change September 30, 2017 (ASC 605) $375.8 $1,111.0 Organic revenue growth 5.5 1.5% 2.2 0.2% Non-GAAP acquisitions (dispositions), net 6.8 1.8% 4.1 0.4% Foreign exchange impact, net (4.2) (1.1%) 4.5 0.4% Impact of adoption of ASC 606 (1) (8.2) (2.2%) (39.2) (3.5%) Total change 0.0 0.0% (28.5) (2.6%) September 30, 2018 (ASC 606) $375.8 $1,082.5 Three Months Ended Nine Months Ended

8 REVENUE BY GEOGRAPHY AND SEGMENT » Excluding the impact of the adoption of ASC 606, Q3 revenue was $384.0 million » Improved U.S. organic revenue growth as compared to 1H decline 1 Due to changes in the Company’s internal management and reporting structure during 2018, reportable segment results for perio ds presented prior to the second quarter of 2018 have been recasted to reflect the reclassification of certain businesses between segments. The changes were as follows: 1) Source Marketing, previously wi thi n the All Other category, was included within the Doner operating segment, which is aggregated into the Global Integrated Agencies reportable segment, 2) Yamamoto, previously within the All Other cate gor y, was included within the Domestic Creative Agencies reportable segment, and 3) Bruce Mau Design, Hello Design and Northstar Research Partners, previously within the All Other category, and Varick Media Management, previously within the Media Service s reportable segment, were included into a newly formed operating segment, Yes & Company, which is aggregated within the Media Services reportable seg ment.. Note: Actuals may not foot due to rounding (US$ in millions, except percentages) Total Total Organic Revenue Total Total Organic Revenue Revenue Growth Growth (Decline) Revenue Growth Growth (Decline) United States $296.5 2.4% 0.7% $848.3 (2.4%) (1.1%) Canada 32.1 2.3% 7.5% 91.6 3.5% (0.3%) North America 328.7 2.4% 1.4% 939.9 (1.8%) (1.0%) Other 47.2 (13.8%) 2.0% 142.6 (7.2%) 7.7% Total $375.8 0.0% 1.5% $1,082.5 (2.6%) 0.2% Global Integrated Agencies $177.4 (9.9%) (4.0%) $510.4 (12.8%) (5.7%) Domestic Creative Agencies 24.8 (11.7%) (11.5%) 75.5 (2.4%) (4.4%) Specialized Communications 42.6 4.8% 3.6% 129.7 3.4% (1.2%) Media Services 35.0 (8.6%) (0.1%) 104.5 (14.5%) (5.1%) All Other 96.0 33.8% 21.3% 262.5 30.8% 23.3% Total $375.8 0.0% 1.5% $1,082.5 (2.6%) 0.2% Three Months Ended September 30, 2018 Nine Months Ended September 30, 2018

9 Year - over - Year Growth by Category » Best performing sectors: Financials, Healthcare, Transportation and Travel/Lodging » Top 10 clients increased to 24.9% of revenue vs 22.8% a year ago (largest <5%) REVENUE BY CLIENT INDUSTRY Note: Actuals may not foot due to rounding. Year - over - year category growth shown on a reported basis, normalized for the impact of adoption of ASC 606. Q3 2018 Mix Q3 2018 2018 YTD Above 10% Transportation and Travel/Lodging, Communications, Financials Transportation and Travel/Lodging, Financials, Healthcare 0% to 10% Healthcare, Technology Food & Beverage Below 0% Automotive, Retail, Consumer Products, Food & Beverage Automotive, Retail, Technology, Communications, Consumer Products Food & Beverage 22% Communications 12% Retail 11% Consumer Products 11% Healthcare 9% Financials 8% Technology 7% Automotive 6% Transportation and Travel/Lodging 5% Other 9%

10 ADJUSTED EBITDA 1 Adjusted EBITDA is a non - GAAP measure. See appendix for the definition. 2 Due to changes in the Company’s internal management and reporting structure during 2018, reportable segment results for perio ds presented prior to the third quarter of 2018 have been recasted to reflect the reclassification of certain businesses between segments. The changes were as follows: 1) Source Marketing, previously within the All Other category, was included within the Doner operating segment, which is aggregated into the Global Integrated Agencies reportable segment, 2) Yamamoto, previously within the All Other category, was in cluded within the Domestic Creative Agencies reportable segment, and 3) Bruce Mau Design, Hello Design and Northstar Research Partners, previously within the All Other category, and Varick Media Management, previously within the Media Service s reportable segment, were included into a newly formed operating segment, Yes & Company, which is aggregated within the Media Services reportable segment. Note: Actuals may not foot due to rounding. » YTD 2018 Adjusted EBITDA included $16 million of costs related to ASC 606 adoption professional fees, restructuring - related severance, and real - estate consolidation expense (US$ in millions, except percentages) 2018 2017 2018 2017 (ASC 606) (ASC 605) (ASC 606) (ASC 605) Advertising and Communications Group 68.2$ 62.4$ 9.3% 140.9$ 161.7$ (12.8) % Global Integrated Agencies 36.1 32.2 12.2% 56.9 73.4 (22.5) % Domestic Creative Agencies 6.1 7.2 (15.1) % 16.6 17.5 (5.1) % Specialized Communications 6.4 6.8 (6.0) % 19.5 20.1 (2.7) % Media Services 2.3 3.8 (41.3) % 3.2 13.3 (76.1) % All Other 17.4 12.4 40.2% 44.8 37.4 19.8 % Corporate Group (8.4) (8.5) 1.9% (30.3) (25.0) (21.2) % Adjusted EBITDA (1) 59.8$ 53.8$ 11.1% 110.6$ 136.6$ (19.1) % margin 15.9% 14.3% 10.2% 12.3% Three Months Ended September 30, Nine Months Ended September 30, % Change % Change

11 SUMMARY OF CASH FLOW 1 Effective January 1, 2018, we adopted ASU 2016 - 15, "Statement of Cash Flows", which clarifies how cash receipts and cash payment s in certain transactions are presented and classified on the statement of cash flows. We applied ASU 2016 - 15 on a retrospective basis, and accordingly the prior period has been reclassified to conform t o the new standard. (US$ in millions) 2018 2017 Net cash used in operating activities ($31.7) ($14.5) Net cash used in investing activities (48.4) (19.5) Net cash provided by financing activities 59.1 24.9 Effect of exchange rate changes on cash and cash equivalents (0.2) 0.0 Net decrease in cash and cash equivalents ($21.1) ($9.1) Nine Months Ended September 30,

12 2018 FINANCIAL OUTLOOK Organic Revenue Growth Pass - through and Out - of - Pocket Costs Note: The Company has excluded a quantitative reconciliation with respect to the Company’s 2018 guidance under the “unreasona ble efforts” exception in item 10(e)(1)( i )(B) of Regulation S - K. A reconciliation of Adjusted EBITDA Margin and Organic Revenue Growth to the closest GAAP financial measure is not available without unreasona ble efforts on a forward - looking basis due to the high variability, complexity and low visibility with respect to stock - based compensation, deferred acquisition consideration adjustments, distributions from non - consolidated affiliates, impact of acquisitions and dispositions, foreign exchange impact and other items excluded from Adjusted EBITDA and Organic Revenue Growth. For the same reasons, the Company i s u nable to address the probable significance of the unavailable information, which could have a potentially unpredictable, and potentially significant, impact on future GAAP financial resul ts. Note: See appendix for definitions of non - GAAP measures We expect approximately 1% growth in organic revenue, whose definition excludes the impact of the adoption of ASC 606 in the reconciliation of reported revenue. The adoption of ASC 606 resulted in certain client contracts previously being accounted for as principal, now being accounted for as agent. This results in a reduction in full year gross revenue of approximately $65 million with a corresponding reduction in direct costs, with no impact on profit. 2018 Outlook Commentary Covenant EBITDA and Adjustments The Company expects to complete fiscal year 2018 with approximately $200 million of Covenant EBITDA. The Company has applied certain pro forma and other adjustments, as expressly provided under the credit facility, of approximately $19 million in the aggregate to derive its 2018E Covenant EBITDA forecast. The adjustments included pro forma acquisition earnings ($2m); certain agency - level severance ($11m); professional fees primarily related to the Company’s adoption of ASC 606 ($4m); and one - time office lease breakage costs ($2m). Impact of Non - GAAP Acquisitions (Dispositions), net Our current expectations are that the impact of acquisitions, net of disposition activity, will increase revenue by approximately 80 basis points. Foreign Exchange Impact, net Assuming currency rates remain where they are, and based on our most recent projections, the net impact of foreign exchange is expected to be neutral to full year revenue. » In an effort to increase our operating efficiency, profitability and cash generation in 2019 and beyond, we have accelerated act ions to improve our cost structure. Although the ongoing cost savings arising from these actions are expected to improve our long - term financial position, the increased costs we anticipate incurring in 2018 to secure these savings is expected to have an adverse impact on our Adjusted EB ITDA Margin for the balance of this year. As a result, the Company is withdrawing its Adjusted EBITDA Margin guidance for the remainder o f 2 018. » In lieu of Adjusted EBITDA Margin guidance, the Company is providing additional commentary below with respect to “EBITDA” as def ined under the Company’s senior secured credit facility (“Covenant EBITDA”).

13 APPENDIX

14 APPLICATION OF ASC 606 » Adopted ASC 606 effective January 1, 2018 » Only the accounting changes » No change to our business model or performance metrics » No change to our client relationships or underlying client contracts » No change to cash or cash flow » No change to 2018 Adjusted EBITDA dollar targets » Summary of key changes and impacts Item What Changes Net Impact Retainers and Projects Previously recognized on a straight - line basis over the term of the customer arrangement; under ASC 606, an input method is used to measure progress and recognize revenue Changes timing of revenue recognition between quarters. Immaterial impact on full year revenue or Adjusted EBITDA. Incentive Compensation Previously recognized when specific quantitative goals were achieved, or when performance against qualitative goals was determined by the client; under ASC 606, treated as variable consideration and estimated at inception and throughout the term of contract Accelerates revenue recognition between quarters. Immaterial impact on full year revenue or Adjusted EBITDA. Third - party Pass - through and Out - of - pocket Costs Certain client arrangements previously accounted for as principal are now accounted for as agent, which means certain third - party costs are no longer included in revenue Decreases revenue and expense, dollar for dollar. No impact on Adjusted EBITDA.

15 REVENUE TRENDING SCHEDULE Note: See appendix for definitions of non - GAAP measures Note: Actuals may not foot due to rounding (US$ in thousands, except percentages) Q1 Q2 Q3 Q4 FY Q1 Q2 Q3 Q4 FY Q1 Q2 Q3 YTD Revenue United States $252,199 $272,992 $274,506 $304,016 $1,103,712 $274,682 $304,463 $289,701 $303,517 $1,172,364 $256,524 $295,268 $296,544 $848,336 Canada 28,406 33,614 30,233 31,848 124,101 26,470 30,583 31,418 34,622 123,093 26,379 33,086 32,132 91,597 North America 280,605 306,606 304,739 335,864 1,227,813 301,152 335,046 321,119 338,140 1,295,457 282,903 328,354 328,676 939,933 Other 28,437 30,442 44,515 54,578 157,972 43,548 55,487 54,680 64,608 218,323 44,066 51,389 47,154 142,609 Total $309,042 $337,048 $349,254 $390,442 $1,385,785 $344,700 $390,533 $375,799 $402,747 $1,513,779 $326,968 $379,743 $375,831 $1,082,542 % of Revenue United States 81.6% 81.0% 78.6% 77.9% 79.6% 79.7% 78.0% 77.1% 75.4% 77.4% 78.5% 77.8% 78.9% 78.4% Canada 9.2% 10.0% 8.7% 8.2% 9.0% 7.7% 7.8% 8.4% 8.6% 8.1% 8.1% 8.7% 8.5% 8.5% North America 90.8% 91.0% 87.3% 86.0% 88.6% 87.4% 85.8% 85.4% 84.0% 85.6% 86.5% 86.5% 87.5% 86.8% Other 9.2% 9.0% 12.7% 14.0% 11.4% 12.6% 14.2% 14.6% 16.0% 14.4% 13.5% 13.5% 12.5% 13.2% Total 100.0% 100.0% 100.0% 100.0% 100.0% 100.0% 100.0% 100.0% 100.0% 100.0% 100.0% 100.0% 100.0% 100.0% Total Growth % United States 0.1% 0.6% 1.5% 4.4% 1.7% 8.9% 11.5% 5.5% (0.2%) 6.2% (6.6%) (3.0%) 2.4% (2.4%) Canada (4.8%) (5.1%) 2.3% (6.9%) (3.8%) (6.8%) (9.0%) 3.9% 8.7% (0.8%) (0.3%) 8.2% 2.3% 3.5% North America (0.4%) (0.1%) 1.6% 3.2% 1.1% 7.3% 9.3% 5.4% 0.7% 5.5% (6.1%) (2.0%) 2.4% (1.8%) Other 39.5% 2.2% 57.0% 62.2% 40.8% 53.1% 82.3% 22.8% 18.4% 38.2% 1.2% (7.4%) (13.8%) (7.2%) Total 2.3% 0.1% 6.3% 8.8% 4.5% 11.5% 15.9% 7.6% 3.2% 9.2% (5.1%) (2.8%) 0.0% (2.6%) Organic Revenue Growth (Decline) % United States (1.2%) (0.1%) 1.0% 4.3% 1.1% 8.9% 11.5% 6.0% 1.3% 6.7% (1.8%) (2.1%) 0.7% (1.1%) Canada 4.5% (0.6%) 2.0% (6.0%) (0.2%) (7.6%) (2.5%) 0.2% 3.8% (1.4%) (1.1%) (7.6%) 7.5% (0.3%) North America (0.6%) (0.1%) 1.1% 3.2% 1.0% 7.2% 10.0% 5.4% 1.5% 5.9% (1.8%) (2.6%) 1.4% (1.0%) Other 41.4% 4.7% 19.1% 9.5% 16.5% (11.1%) 28.5% 23.8% 14.2% 15.1% 19.8% 3.7% 2.0% 7.7% Total 2.2% 0.3% 2.7% 3.8% 2.3% 5.6% 11.7% 7.8% 3.3% 7.0% 1.0% (1.7%) 1.5% 0.2% Growth % from Foreign Exchange United States 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% (0.0%) Canada (9.3%) (4.6%) 0.3% 0.5% (3.2%) 3.2% (4.6%) 4.2% 4.9% 1.8% 4.3% 4.0% (4.3%) 1.2% North America (1.0%) (0.5%) 0.0% 0.1% (0.3%) 0.3% (0.5%) 0.4% 0.5% 0.2% 0.4% 0.4% (0.4%) 0.1% Other (4.3%) (3.0%) (7.4%) (13.4%) (7.5%) (9.8%) (11.7%) 3.0% 7.4% (0.6%) 10.0% 3.4% (5.1%) 2.2% Total (1.2%) (0.7%) (0.6%) (1.2%) (0.9%) (0.6%) (1.5%) 0.8% 1.4% 0.1% 1.6% 0.8% (1.1%) 0.4% Growth % from Acquisitions (Dispositions), net United States 1.3% 0.7% 0.4% 0.2% 0.6% 0.0% 0.0% (0.5%) (1.4%) (0.5%) (1.5%) 1.1% 2.3% 0.7% Canada 0.0% 0.0% 0.0% (1.5%) (0.4%) (2.4%) 2.0% (0.5%) 0.0% (1.2%) 0.0% 0.0% 0.0% 0.0% North America 1.2% 0.6% 0.4% 0.0% 0.5% (0.2%) (0.2%) (0.5%) (1.3%) (0.6%) (1.4%) 1.0% 2.1% 0.6% Other 2.4% 0.5% 45.3% 66.1% 31.9% 74.1% 65.5% (3.9%) (3.2%) 23.7% (2.7%) (1.3%) 0.3% (1.1%) Total 1.3% 0.6% 4.3% 6.2% 3.2% 6.6% 5.7% (0.9%) (1.6%) 2.2% (1.5%) 0.6% 1.8% 0.4% 2016 (ASC 605) 2017 (ASC 605) 2018 (ASC 606)

16 ADJUSTED EBITDA TRENDING SCHEDULE 1 Adjusted EBITDA is a non - GAAP measure. See appendix for the definition 2 Prior to 2017, Adjusted EBITDA included an additional adjustment for acquisition deal costs. Beginning with 2017, on a prospe cti ve basis we no longer include the acquisition deal cost adjustment but we continue to disclose this metric for your reference. Note: Actuals may not foot due to rounding. (US$ in thousands, except percentages) Q1 Q2 Q3 Q4 FY Q1 Q2 Q3 Q4 FY Q1 Q2 Q3 YTD ADVERTISING AND COMMUNICATIONS GROUP Revenue $309,042 $337,047 $349,254 $390,442 $1,385,785 $344,700 $390,532 $375,800 $402,747 $1,513,779 $326,968 $379,743 $375,830 $1,082,541 Operating profit (loss) 21,678 36,868 (3,700) 37,703 92,549 16,969 36,069 47,944 71,833 172,815 (561) 43,912 20,642 63,993 Depreciation and amortization 10,823 10,926 11,053 12,059 44,861 10,588 10,467 10,997 10,324 42,376 12,151 11,543 10,935 34,629 Goodwill and other asset impairment - - 29,631 18,893 48,524 - - - 3,238 3,238 - - 21,008 21,008 Stock-based compensation 3,881 4,880 4,623 5,094 18,478 4,345 5,023 5,903 6,945 22,216 3,789 4,382 4,622 12,793 Acquisition deal costs (2) 65 402 639 31 1,137 - - - - - - - - - Deferred acquisition consideration adjustments 6,327 (299) 11,152 (9,211) 7,969 11,431 4,306 (2,462) (18,173) (4,898) 2,586 (5,067) 11,003 8,522 Distributions from non-consolidated affiliates - - - - - - 105 - - 105 - - - - Adjusted EBITDA (1) $42,774 $52,777 $53,398 $64,569 $213,518 $43,334 $55,969 $62,382 $74,167 $235,852 $17,965 $54,770 $68,210 $140,945 CORPORATE GROUP Revenue $0 $0 $0 $0 $0 $0 $0 $0 $0 $0 $0 $0 $0 $0 Operating loss (13,130) (12,801) (7,051) (11,136) (44,118) (8,570) (9,688) (10,724) (11,874) (40,856) (14,072) (13,140) (18,024) (45,236) Depreciation and amortization 397 510 359 319 1,585 310 299 255 234 1,098 224 160 199 583 Goodwill and other asset impairment - - - - - - - - 1,177 1,177 2,317 - - 2,317 Stock-based compensation 804 650 605 466 2,525 605 517 477 535 2,134 1,248 1,221 1,620 4,089 Acquisition deal costs (2) 488 505 167 343 1,503 - - - - - - - - - Distributions from non-consolidated affiliates - - 1,247 802 2,049 - - 1,118 2,716 3,834 20 11 478 509 Other items, net 1,486 252 (2,463) 371 (354) 135 (100) 330 (112) 253 122 (68) 7,346 7,400 Adjusted EBITDA (1) ($9,955) ($10,884) ($7,136) ($8,835) ($36,810) ($7,521) ($8,971) ($8,544) ($7,324) ($32,360) ($10,141) ($11,816) ($8,381) ($30,338) TOTAL Revenue $309,042 $337,047 $349,254 $390,442 $1,385,785 $344,700 $390,532 $375,800 $402,747 $1,513,779 $326,968 $379,743 $375,830 $1,082,541 Operating profit (loss) 8,548 24,067 (10,751) 26,567 48,431 8,399 26,381 37,220 59,959 131,959 (14,633) 30,772 2,618 18,757 Depreciation and amortization 11,220 11,436 11,412 12,378 46,446 10,898 10,766 11,252 10,558 43,474 12,375 11,703 11,134 35,212 Goodwill and other asset impairment - - 29,631 18,893 48,524 - - - 4,415 4,415 2,317 - 21,008 23,325 Stock-based compensation 4,685 5,530 5,228 5,560 21,003 4,950 5,540 6,380 7,480 24,350 5,037 5,603 6,242 16,882 Acquisition deal costs (2) 553 907 806 374 2,640 - - - - - - - - - Deferred acquisition consideration adjustments 6,327 (299) 11,152 (9,211) 7,969 11,431 4,306 (2,462) (18,173) (4,898) 2,586 (5,067) 11,003 8,522 Distributions from non-consolidated affiliates - - 1,247 802 2,049 - 105 1,118 2,716 3,939 20 11 478 509 Other items, net 1,486 252 (2,463) 371 (354) 135 (100) 330 (112) 253 122 (68) 7,346 7,400 Adjusted EBITDA (1) $32,819 $41,893 $46,262 $55,734 $176,708 $35,813 $46,998 $53,838 $66,843 $203,492 $7,824 $42,954 $59,829 $110,607 2016 (ASC 605) 2017 (ASC 605) 2018 (ASC 606)

17 RECONCILIATIONS (US$ in millions) Q1 Q2 Q3 Q4 FY Q1 Q2 Q3 Q4 FY Q1 Q2 Q3 YTD Non-GAAP acquisitions (dispositions), net GAAP revenue from current year acquisitions -$ -$ -$ -$ -$ -$ -$ -$ -$ -$ -$ 11,066$ 12,734$ 23,800 GAAP revenue from prior year acquisitions * 6,556 2,817 17,083 24,657 51,113 18,552 24,983 - - 43,535 - - - - Impact of adoption of ASC 606 exclusion - - - - - - - - - - - 450 (1,122) (672) Foreign exchange impact 39 7 113 1,343 1,502 1,046 1,341 - - 2,387 - - - - Contribution to organic revenue (growth) decline ** (2,783) (896) (3,142) (3,300) (10,121) 1,470 (6,399) - - (4,929) - (3,417) (945) (4,362) Prior year revenue from dispositions *** - - - (499) (499) (691) (660) (3,153) (6,103) (10,607) (5,261) (5,592) (3,847) (14,700) Non-GAAP acquisitions (dispositions), net 3,812$ 1,928$ 14,054$ 22,201$ 41,995$ 20,377$ 19,265$ (3,153)$ (6,103)$ 30,386$ (5,261)$ 2,507$ 6,820$ 4,066$ Other items, net SEC investigation and class action litigation expenses 1,486$ 1,359$ 767$ 454$ 4,066$ 339$ 382$ 330$ 287$ 1,338$ 122$ 235$ (88)$ 269$ SEC final settlement payment - - - 1,500 1,500 - - - - - - - - - D&O insurance proceeds - (1,107) (3,230) (1,583) (5,920) (204) (482) - (399) (1,085) - (303) (231) (534) Severance and other restructuring expenses - - - - - - - - - - - - 7,665 7,665 Total other items, net 1,486$ 252$ (2,463)$ 371$ (354)$ 135$ (100)$ 330$ (112)$ 253$ 122$ (68)$ 7,346$ 7,400$ Cash interest, net & other Cash interest paid (25,703)$ (1,212)$ (1,063)$ (36,692)$ (64,670)$ (999)$ (30,567)$ (758)$ (30,571)$ (62,895)$ (649)$ (30,765)$ (1,597)$ (33,011)$ Bond interest accrual adjustment 11,995 (15,680) (14,625) 20,800 2,490 (14,625) 14,625 (14,625) 14,625 - (14,625) 14,625 (14,625) (14,625) Adjusted cash interest paid (13,708) (16,892) (15,688) (15,892) (62,180) (15,624) (15,942) (15,383) (15,946) (62,895) (15,274) (16,140) (16,222) (47,636) Interest income 178 203 218 209 808 227 178 145 209 759 148 159 91 398 Other - - - - - - - - - - - - - Total cash interest, net & other (13,530)$ (16,689)$ (15,470)$ (15,683)$ (61,372)$ (15,397)$ (15,764)$ (15,238)$ (15,737)$ (62,136)$ (15,126)$ (15,981)$ (16,131)$ (47,238)$ Capital expenditures, net Capital expenditures (5,539)$ (7,909)$ (6,275)$ (9,709)$ (29,432)$ (9,413)$ (11,743)$ (7,149)$ (4,653)$ (32,958)$ (3,799)$ (5,890)$ (5,543)$ (15,232)$ Landlord reimbursements - 871 248 3,651 4,770 75 3,146 1,357 1,858 6,436 219 851 291 1,361 Total capital expenditures, net (5,539)$ (7,038)$ (6,027)$ (6,058)$ (24,662)$ (9,338)$ (8,597)$ (5,792)$ (2,795)$ (26,522)$ (3,580)$ (5,039)$ (5,252)$ (13,871)$ Miscellaneous other disclosures Net income attributable to the noncontrolling interests 859$ 1,254$ 1,059$ 2,046$ 5,218$ 883$ 2,214$ 3,491$ 8,787$ 15,375$ 897$ 2,545$ 2,458$ 5,900$ Cash taxes 143$ 664$ 1,991$ 97$ 2,895$ 1,293$ 2,130$ 3,486$ 1,191$ 8,100$ 1,333$ 1,293$ 2,196$ 4,822$ Acquisition deal costs 553$ 907$ 806$ 374$ 2,640$ 234$ 242$ 216$ 185$ 877$ 376$ 335$ 232$ 943$ * GAAP revenue from prior year acquisitions for 2018 and 2017 relates to acquisitions which occurred in 2017 and 2016, respectively. ** Contributions to organic revenue growth (decline) represents the change in revenue, measured on a constant currency basis, relative to the comparable pre-acquisition period for acquired businesses that is included in the Company's organic revenue growth (decline) calculation. *** Prior year revenue from dispositions reflects the incremental impact on revenue for the comparable period after the Company's disposition of such disposed business, plus revenue from each business disposed of by the Company in the previous year through the twelve month anniversary of the disposition. Note: Actuals may not foot due to rounding. 2016 2017 2018

18 AVAILABLE LIQUIDITY 1 1 Subject to available borrowings under the Credit Facility. Note: Actuals may not foot due to rounding (US$ in millions) September 30, 2018 December 31, 2017 Commitment Under Facility $325.0 $325.0 Drawn 103.0 - 30.0$ 30.0$ Undrawn Letters of Credit 5.2 5.1 Undrawn Commitments Under Facility $216.8 $319.9 Total Cash & Cash Equivalents 25.1 46.2 Liquidity $241.8 $366.1

19 CURRENT CREDIT PICTURE 1 These ratios and measures are not based on generally accepted accounting principles and are not presented as alternatives mea sur es of operating performance or liquidity. Some of these ratios and measures include, among other things, pro forma adjustments for acquisitions, one - time charges, and other items, as defined in the Credit Agreement. They are presented here to demonstrate compliance with the covenants in the Credit Agreement, as non - compliance with such covenants could have a material adverse effect on the Company. 2 Covenant EBITDA is a measure that includes pro forma adjustments for acquisitions, one - time charges, and other items, as defined in the Credit Agreement. 3 Total Senior Leverage is a measure that includes borrowings under the Credit Agreement, outstanding letters of credit, less c ash held in depository accounts, as defined in the Credit Agreement 4 Net Debt is a measure that includes borrowings under the Credit Agreement, the Senior Notes, other outstanding debt and lette rs of credit, less cash held in depository accounts, as defined in the Credit Agreement. Net Debt does not include Deferred Acquisition Consideration with the exception of certain fixed components ($1.5 million as of September 30, 2018 and $2.9 million as of December 31, 2017), and it does not include minority interest. 5 Based on borrowings as of September 30, 2018. Excludes capital leases, other outstanding debt and letters of credit, and Defe rre d Acquisition Consideration. Note: Actuals may not foot due to rounding Current Debt Maturity Profile (5) $325 million Credit Facility Covenants (1) $103 $900 2016 2017 2018 2019 2020 2021 2022 2023 2024 2021 Credit Facility 2024 Senior Notes (US$ in millions) September 30, 2018 Covenants I. Total Senior Leverage Ratio 0.5 Maximum per covenant 2.0 II. Total Leverage Ratio 5.3 Maximum per covenant 5.5 III. Fixed Charges Ratio 1.7 Minimum per covenant 1.0 IV. Covenant EBITDA (2) $187.0 Minimum per covenant $105.0 Debt Calculation Total Senior Leverage, net (3) $95.7 Net Debt (4) $997.6 Twelve Months Ended

20 TEMPORAL PUT OBLIGATIONS AND IMPACT ON ADJUSTED EBITDA 1 This amount is in addition to (i) $38.5 million of options to purchase only exercisable upon termination not within the contr ol of the Company, or death, and (ii) the excess of the initial redemption value recorded in Redeemable Noncontrolling Interests over the amount the Company would be required to pay to the holders sho uld the Company acquire the remaining ownership interests. Note: Actuals may not foot due to rounding Incremental (US$ in millions) Cash Stock Total Income in Period 2018 $3.7 $0.0 $3.7 $2.4 2019 2.2 0.0 2.2 0.0 2020 3.2 0.1 3.3 1.6 2021 2.0 0.0 2.0 0.0 Thereafter 3.1 0.0 3.1 0.5 Total $14.2 $0.1 $14.3(1) $4.5 Effective Multiple 3.2x Estimated Put Impact at September 30, 2018 Payment Consideration

21 DEFINITION OF NON - GAAP MEASURES In addition to its reported results, MDC Partners has included in its earnings release and supplemental management presentati on certain financial results that the Securities and Exchange Commission defines as "non - GAAP financial measures." Management believes that such non - GAAP financial measures, when r ead in conjunction with the Company's reported results, can provide useful supplemental information for investors analyzing period to period comparisons of the Com pan y's results. Such non - GAAP financial measures include the following: Organic Revenue: Organic Revenue: “Organic revenue growth” and “organic revenue decline” refer to the positive or negative results, respective l y, of subtracting both the foreign exchange and acquisition (disposition) components from total revenue growth, excluding the impact of adopting ASC 606. The ac qui sition (disposition) component is calculated by aggregating prior period revenue for any acquired businesses, less the prior period revenue of any businesses that were dispo sed of during the current period. The organic revenue growth (decline) component reflects the constant currency impact of (a) the change in revenue of the partner firms which the Com pany has held throughout each of the comparable periods presented, and (b) “non - GAAP acquisitions (dispositions), net”. Non - GAAP acquisitions (dispositions), net consists of ( i ) for acquisitions during the current year, the revenue effect from such acquisition as if the acquisition had been owned during the equivalent period in the prior year and (ii) for ac quisitions during the previous year, the revenue effect from such acquisitions as if they had been owned during that entire year (or same period as the current reportable period), taking in to account their respective pre - acquisition revenues for the applicable periods, and (iii) for dispositions, the revenue effect from such disposition as if they had been disposed of dur ing the equivalent period in the prior year. Net New Business: Estimate of annualized revenue for new wins less annualized revenue for losses incurred in the period. Adjusted EBITDA: Adjusted EBITDA is a non - GAAP measure that represents operating profit (loss) plus depreciation and amortization, stock - based co mpensation, deferred acquisition consideration adjustments, distributions from non - consolidated affiliates, and other items. Prior to 2017, Adjusted EBITDA included an additional adjustment for acquisition deal costs. Beginning with 2017, on a prospective basis we no longer include the acquisition deal cost adjustment but we cont inu e to disclose this metric for your reference. Covenant EBITDA: Covenant EBITDA is a measure that includes pro forma adjustments for acquisitions, one - time charges, and other items, as defined in the Credit Agreement. We believe that the presentation of Covenant EBITDA is appropriate as it eliminates the effect of certain non - cash and other items not necessarily indicative of a company’s underlying operating performance. In addition, the presentation of Covenant EBITDA provides additional information to investors about th e c alculation of, and compliance with, certain financial covenants in the Credit Agreement. Included in the Company’s earnings release and supplemental management presentation are tables reconciling MDC Partners’ repo rte d results to arrive at certain of these non - GAAP financial measures. We are unable to reconcile our projected 2018 organic revenue growth to the corresponding GAAP measure be cau se we are unable to predict the 2018 impact of foreign exchange due to the unpredictability of future changes in foreign exchange rates and because we are unable to predict th e occurrence or impact of any acquisitions, dispositions, or other potential changes. We are unable to reconcile our projected 2018 Covenant EBITDA to the corresponding GAA P measure because the amount and timing of many future charges that impact these measures (such as amortization of future acquired intangible assets, foreign exchange t ran saction gains or losses, impairment charges, provision or benefit for income taxes, and certain assumptions used in the calculation of deferred acquisition consideration) ar e variable, uncertain, or out of our control and therefore cannot be reasonably predicted without unreasonable effort, if at all. As a result, we are unable to provide reconciliations of these measures. In addition, we believe such reconciliations could imply a degree of precision that might be confusing or misleading to investors. For the same reasons, w e a re unable to address the probable significance of the unavailable information, which could have a potentially unpredictable, and potentially significant, impact on future GAAP fin anc ial results. Note: A reconciliation of non - GAAP to US GAAP reported results has been provided by the Company in the tables included in the earnings release issued on October 29, 2018.

MDC Partners Innovation Center 745 Fifth Avenue, Floor 19 New York, NY 10151 646 - 429 - 1800 www.mdc - partners.com